                                                                   EXHIBIT 10.38

                                Bio-Plexus, Inc.
                               129 Reservoir Road
                                Vernon, CT 06066

                                                               December 30, 1999

Appaloosa Investment Limited
  Partnership I
26 Main Street, 1st Floor
Chatham, New Jersey 07928
Attention:  Mr. James Bolin

Dear Mr. Bolin:

          Reference is made to the 7.5% Secured Note, dated October 21, 1999, issued by Bio-Plexus, Inc. (the "Company") to Appaloosa Investment

Limited Partnership I ("Appaloosa") (as such 7.5% Secured Note may be amended from time to time, the "7.5% Note"). The purpose of this letter is to set forth the understanding of the Company and Appaloosa with respect to the matters set forth herein:

          (a) on the date hereof, the Company and Appaloosa will enter into an amendment to the 7.5% Note in the form attached hereto as Exhibit A;

          (b) no later than January 6, 2000, if no Default (as defined in the 7.5% Note) shall have occurred and be continuing under the 7.5% Note, Appaloosa will make additional loans to the Company and, in exchange therefor, the Company shall execute and deliver a 15% Secured Note (the "15% Note") in the form attached hereto as Exhibit B (subject to the satisfaction or waiver of the conditions to such loans specified therein);

          (c) in connection with the 15% Note, on the Maturity Date (as defined in the 7.5% Note), regardless of whether the Rollover Transactions (as defined in the 7.5% Note) are consummated, the Company will sell to one or more affiliates of Appaloosa, and one or more affiliates of Appaloosa will purchase from the Company, as part of an investment unit with the 15% Note, warrants to purchase in the aggregate 200,000 shares of common stock, no par value, of the Company (the "Common Stock"), with an exercise price of $3.00 per share in the form attached hereto as Exhibit C (the "Additional Warrants");

          (d)  on the Maturity Date:

               (i) if either (X) all the conditions to the Purchasers' (as defined in the 7.5% Note) obligations to consummate the Rollover Transactions, as specified in the 7.5% Note, have not been satisfied or waived and the Rollover Transactions are not consummated, or (Y) if all the conditions to the Company's and the Purchasers' obligations to consummate the Rollover Transactions, as specified in the 7.5% Note, have been satisfied or waived but the Company fails to consummate the Rollover Transactions, the $3 Warrants (as defined in the 7.5% Note) will remain in full force and effect and the terms and conditions thereof will remain unchanged;

               (ii) if the Rollover Transactions are consummated, the $3 Warrants will be cancelled and be of no further force and effect and, simultaneously therewith, the Company will issue to one or more affiliates of Appaloosa replacement warrants to purchase 1,000,000 shares of Common Stock with an exercise price of $4 per share; and

               (iii) if all the conditions to the Company's and the Purchasers' obligations to consummate the Rollover Transactions, as specified in the 7.5% Note, have been satisfied or waived but the Purchasers fail to consummate the Rollover Transactions, the $3 Warrants will be cancelled and be of no further force and effect and, simultaneously therewith, the Company will issue to one or more affiliates of Appaloosa replacement warrants to purchase 1,000,000 shares of Common Stock with an exercise price of $5 per share.

The warrants to be issued by the Company pursuant to (ii) or (iii) above (as the case may be, the "Replacement Warrants"; the "Replacement
Warrants", together with the Additional Warrants, the "Warrants") will be in the form attached hereto as Exhibit D.

          The Company represents that (i) the execution and delivery of this letter by the Company and the performance by it of the transactions contemplated hereby (including, without limitation, the issuance of the Warrants and issuance of shares of Common Stock upon exercise of the Warrants) and compliance by the Company with all the provisions of the Warrants (as applicable) have been duly authorized by all requisite corporate proceedings on the part of the Company and (ii) the shares of Common Stock issuable upon exercise of the Warrants have been validly reserved for issuance, and upon issuance, will be validly issued and outstanding, fully paid and nonassessable.

          The Company cannot assign its rights and obligations under this letter without the written consent of Appaloosa.

          If any term, provision, covenant or restriction of this letter or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          Appaloosa, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this letter were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Appaloosa shall be entitled to an injunction to prevent breaches of the provisions of this letter and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at Law (as defined in the 7.5% Note) or equity.

          Neither the Company nor Appaloosa shall make any public statements, including, without limitation, any press releases, with respect to this letter and the transactions contemplated hereby without the prior written consent of the other party (which consent shall not be unreasonably withheld) except as may be required by Law. If a public statement is required to be made by Law, the parties shall consult with each other in advance as to the contents and timing thereof.

          THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

          If any Litigation (as defined in the 7.5% Note) shall be brought by Appaloosa in order to enforce any right or remedy under this letter, the Company hereby consents and will submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this letter. The Company hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such Litigation in such jurisdiction.

          THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS LETTER.

          Please confirm that the foregoing is in accordance with your understanding by signing and returning to me this letter, whereupon this letter shall be deemed accepted and binding.

                                          Very truly yours,

                                          BIO-PLEXUS, INC.


                                          By: /s/ Carl Sahi
                                             ---------------------------
                                             Name:  Carl Sahi
                                             Title:



ACCEPTED AND AGREED
THIS 30TH DAY OF DECEMBER, 1999

APPALOOSA INVESTMENT LIMITED
   PARTNERSHIP I

By: Appaloosa Management L.P., its
      General Partner
By: Appaloosa Partners Inc., its
      General Partner

By: /s/ James E. Bolin
   -------------------------------
   Name:  James E. Bolin
   Title: Vice President